                                                                   Exhibit 10.21



                               PLEDGE AGREEMENT

                         Dated as of December 16, 1999


                                    made by


                              FLIR Systems, Inc.
                             an Oregon Corporation


                                  in favor of


                             BANK OF AMERICA, N.A.
                                   as Agent

                               TABLE OF CONTENTS

SECTION 1.   Definitions; Interpretations....................................   1
Section 2.   Pledge..........................................................   2
Section 3.   Delivery or Transfer of Pledged Collateral......................   3
Section 4.   Representations and Warranties..................................   4
Section 5.   Covenants.......................................................   6
Section 6.   Further Assurances..............................................   7
Section 7.   Voting Rights; Dividends........................................   7
Section 8.   Authorization; Agent Appointed Attorney-in-Fact.................   8
Section 9.   Agent Performance of Pledgor's Obligations......................   9
Section 10.  No Responsibility for Certain Actions...........................   9
Section 11.  Remedies in General.............................................   9
Section 12.  Notices.........................................................  12
Section 13.  Amendments; Waivers.............................................  12
Section 14.  Cumulative Remedies.............................................  12
Section 15.  Certain Waivers.................................................  12
Section 16.  Costs and Expenses; Indemnification; Other Charges..............  12
Section 17.  Binding Effect; Transferability; No Third-Party Beneficiaries...  13
Section 18.  Governing Law...................................................  14
Section 19.  Entire Agreement................................................  14
Section 20.  Severability....................................................  14
Section 21.  Counterparts....................................................  14
Section 22   Incorporation of Provisions of the Credit Agreement.............  14
Section 23   No Inconsistent Requirements....................................  14
Section 24   Continuing Security Interest; Termination.......................  14

                               PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "Agreement"), dated as of December 16, 1999, is made by FLIR SYSTEMS, INC., an Oregon corporation (the "Pledgor"), in favor of BANK OF AMERICA, N.A., a national banking association, as agent for its benefit and the ratable benefit of the Banks (as defined below) and its successors as agent for the Banks (in such capacity, and together with its successors as agent for the Banks, the "Agent").

RECITALS

     A. The Pledgor is a party to that certain Credit Agreement dated as of December 16, 1999 by and among the Pledgor, the several financial institutions from time to time party thereto (collectively, the "Banks"), and the Agent, as agent for the Banks (as amended, restated, modified, renewed, supplemented or extended from time to time, the "Credit Agreement").

     B. It is a condition precedent to each Bank's obligation to make its initial Loan under the Credit Agreement that the Pledgor enter into this Agreement and grant to the Agent, for its benefit and the ratable benefit of the Banks, the security interests hereinafter provided to secure the obligations of the Pledgor described below.

     NOW, THEREFORE, to induce the Bank to make Loans under the Credit Agreement, and in consideration of such extensions of credit as the Banks have made or may hereafter make to the Pledgor, the Pledgor, intending to be legally bound hereby, covenants and agrees as follows:

SECTION 1.  Definitions; Interpretations.
            -----------------------------
     (a)  Terms Defined in Credit Agreement. All capitalized terms used in this
          ---------------------------------
Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

     (b)  Certain Defined Terms.  As used in this Agreement, the following terms
          ---------------------
have the following meanings:

     "Book-Entry Shares" means any Pledged Shares evidenced or represented by a
      -----------------
book-entry on the books of a Clearing Corporation.

     "Clearing Corporation" means a "clearing corporation", as defined in
      --------------------
Section 78.1020(e) of the UCC, at which the Agent and the Pledgor each maintains a securities account.

     "Commission" has the meaning specified in subsection 11(b)(i).
      ----------

     "Indemnified Liabilities" has the meaning specified in subsection 16(b).
      -----------------------

     "Indemnified Person" has the meaning specified in subsection 16(b).
      ------------------

     "Lender Party" means, as the context may require, any Bank (including any
      ------------
Bank in its capacity as Issuing Bank), or the Agent, and each of their respective successors, transferees and assigns.

     "Pledge Agreement Supplement" has the meaning specified in subsection 3(d).
      ---------------------------

     "Pledged Collateral" has the meaning specified in Section 2.
      ------------------

     "Pledged Shares" means all shares of capital stock or other equity
      --------------
securities referred to in subsections (a), (b) and (c) of Section 2.

     "Pledged Subsidiaries" means, collectively, the Subsidiaries of the Pledgor
      --------------------
listed on Schedule 1 hereto or on any Pledge Agreement Supplement attached hereto.

     "Secured Obligations" means all advances, debts, liabilities, obligations,
      -------------------
covenants and duties arising under the Credit Agreement, this Agreement, any other Loan Document or Secured Swap Obligations owing by the Pledgor to any Lender Party or the Agent, whether for principal, interest, costs, fees, expenses, indemnities or otherwise, whether now existing or hereafter arising, whether direct or indirect (including those acquired by assignment), and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

     "Securities Act" has the meaning specified in subsection 11(b)(i).
      --------------

     "UCC" means the Uniform Commercial Code as the same may, from time to time,
      ---
be in effect in the State of Oregon; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Oregon, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

     (c)  Terms Defined in UCC.  Where applicable and except as otherwise
          --------------------
defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

     (d)  Interpretation.  The rules of interpretation and other definitional
          --------------
provisions set forth in Section 1.02 of the Credit Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

SECTION 2.  Pledge.  As security for the payment, in full in cash when due,
            ------
whether at stated maturity, by acceleration or otherwise, and performance of the Secured Obligations, the Pledgor hereby pledges, assigns, transfers, hypothecates and sets over to the Agent for its benefit and the ratable benefit of the other Lender Parties and grants to the Agent for its benefit and the ratable benefit of the other Lender Parties a security interest in all of the Pledgor's right, title and interest in, to and under the following, whether now existing or owned or hereafter acquired or arising (collectively, the "Pledged Collateral"):

     (a) 100% of all shares of capital stock or other equity securities of the Pledged Subsidiaries incorporated within the United States of America, and 65% of the shares of capital stock or other equity securities of FLIR Systems, AB, a Swedish corporation now owned by the

Pledgor, as more fully described in Schedule 1 attached hereto, including, without limitation, any such securities that are Book-Entry Shares; provided, however, that Pledged Collateral shall not include the securities of any presently existing Subsidiary incorporated outside of the United States of America except for FLIR Systems, A.B., a Swedish corporation;

     (b) all shares of capital stock or other equity securities of any Pledged Subsidiary incorporated within the United States of America, and 65% of the shares of capital stock or other equity securities of FLIR Systems, AB, a Swedish corporation hereafter acquired, received or owned by the Pledgor (whether in connection with any recapitalization, reclassification or reorganization of the capital of a Pledged Subsidiary or otherwise), including, without limitation, any such securities that are Book-Entry Shares;

     (c) all shares of capital stock or other equity securities hereafter acquired, received or owned by the Pledgor of any Person incorporated within the United States of America, and 65% of the shares of capital stock or other equity securities of the Person not incorporated in the United States of America who, after the date hereof, becomes, as a result of any occurrence, a Pledged Subsidiary, including, without limitation, any such securities that are Book-Entry Shares;

     (d) all certificates, instruments or other writings representing or evidencing the Pledged Shares (other than any Book-Entry Shares or any other Pledged Shares that constitute part of a fungible bulk of securities in the possession of a Clearing Corporation);

     (e) all warrants, options and other rights entitling the Pledgor to acquire any interest in any Pledged Shares;

     (f) all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Shares; and

     (g)  all cash and non-cash proceeds of the foregoing.

SECTION 3.  Delivery or Transfer of Pledged Collateral.
            -------------------------------------------

     (a) All original certificates, instruments or other writings representing or evidencing the Pledged Shares (other than certificated securities that constitute part of a fungible bulk of securities in the possession of a Clearing Corporation) shall be delivered to the Agent concurrently with the execution and delivery of this Agreement (or immediately upon obtaining of any such Pledged Shares hereafter), and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent.

     (b) In the event that any Pledged Shares are Book-Entry Shares which are registered in the name of a Clearing Corporation, concurrently with the execution and delivery of this Agreement (or immediately upon obtaining any such Pledged Shares hereafter), the Pledgor shall cause such Clearing Corporation to make appropriate entries on its books reducing the account of the Pledgor and increasing the account of the Agent by the number of such shares pledged or purported to be pledged hereunder.

     (c) In the event that any Pledged Shares are certificated securities that constitute part of a fungible bulk of securities in the custody of a Clearing Corporation and are registered in such Clearing Corporation's name, concurrently with the execution and delivery of this Agreement (or immediately upon obtaining any such Pledged Shares hereafter), the Pledgor shall cause such Clearing Corporation to make appropriate entries on its books reducing the account of the Pledgor and increasing the account of the Agent by the number of such shares pledged or purported to be pledged hereunder.

     (d) Upon obtaining any Pledged Shares hereafter, the Pledgor agrees that it will immediately (i) deliver to the Agent a duly executed Pledged Agreement Supplement in substantially the form of Schedule 2 attached hereto (a "Pledge Agreement Supplement") identifying such additional Pledged Shares, and (ii) deliver or otherwise cause the transfer of such additional Pledged Shares to the Agent pursuant to subsection (a), (b) or (c) above, as applicable. The Pledgor hereby authorizes the Agent to attach each Pledge Agreement Supplement to this Agreement and agrees that all shares of capital stock or other equity securities listed thereon shall for all purposes hereunder constitute Pledged Collateral.

     (e) The Agent shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in its name or the name of any of its nominees any or all of the Pledged Shares, subject only to the provisions of Section 7(a). In addition, the Agent shall have the right at any time to exchange certificates, instruments or other writings representing or evidencing Pledged Shares for certificates, instruments or other writings of smaller or larger denominations. As soon as practicable after the purchase or receipt by the Pledgor of any Book-Entry Shares, the Pledgor shall cause the issuer thereof to issue stock certificates with respect to such shares and shall, immediately upon receipt thereof, deliver such certificates to the Agent in accordance with this Section.

SECTION 4.  Representations and Warranties.  In addition to the representations
            ------------------------------
and warranties of the Pledgor set forth in the Credit Agreement, which are incorporated herein by this reference, the Pledgor represents and warrants to the Agent and the other Lender Parties that:

     (a) The Pledgor is the record legal and beneficial owner of the Pledged Collateral. No other Person, except the Agent pursuant to this Agreement, has any right, title, claim or interest (by way of Lien, purchase option or otherwise) in or against or to the Pledged Collateral.

     (b) The pledge of the Pledged Collateral pursuant to this Agreement creates in favor of the Agent, for its benefit and the ratable benefit of the other Lender Parties, a legally valid, binding and enforceable, first priority perfected, security interest in the Pledged Collateral, securing the payment of the Secured Obligations. The Pledgor acknowledges that no filings or recordings (including, without limitation, filings under the Uniform Commercial Code) are necessary to be made under present law in order to perfect, protect and preserve the security interest of the Agent for its benefit and the ratable benefit of the other Lender Parties in the Pledged Collateral created or intended to be created by this Agreement.

     (c) All Pledged Shares have been duly authorized, validly issued and fully paid and are non-assessable.

     (d)  The Pledgor:

          (i) is a corporation duly organized, and validly existing under the laws of the jurisdiction of its incorporation;

          (ii) has the power and authority and all material governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under this Agreement and any other Loan Document to which it is a party;

          (iii) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license, except where the failure to so qualify would not have a Material Adverse Effect;

          (iv) is in compliance in all material respects with all material Laws that are applicable to it.

     (e) The execution, delivery and performance by the Pledgor of this Agreement and each other Loan Document to which it is a party, have been duly authorized by all necessary corporate action and do not and will not (i) contravene the terms of any of the Pledgor's Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any indenture, agreement, lease, instrument, Contractual Obligation, injunction, order, decree or undertaking to which the Pledgor is a party, or (iii) violate any Law.

     (f) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Pledgor of this Agreement or any other Loan Document to which it is a party, the exercise by the Agent of the voting or other rights provided for in this Agreement, or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with the disposition of the Pledged Shares by laws affecting the offering and sale of securities generally.

     (g) The Pledgor has full power, authority and legal right to pledge the Pledged Collateral pursuant to this Agreement. There are and will be no restrictions on the transferability of any Pledged Collateral transferred or delivered by the Pledgor hereunder to the Agent or with respect to the foreclosure, transfer or disposition thereof by the Agent, except as may be required in connection with the disposition of the Pledged Shares by laws affecting the offering and sale of securities generally.

     (h) The Pledgor has delivered or otherwise caused the transfer to the Agent, pursuant to subsection 3(a), 3(b) or 3(c), as applicable, of all Pledged Shares.

     (i) All Pledged Shares are (i) certificated securities represented or evidenced by certificates, instruments or other writings, the originals of which are in the possession of the Pledgor (prior to delivery to the Agent hereunder),
(ii) certificated securities that constitute part of a fungible bulk of securities in the custody of a Clearing Corporation and registered in such

Clearing Corporation's name, or (iii) uncertificated securities that are Book-Entry Shares registered in the name of a Clearing Corporation.

     (j) As of the date hereof, the Pledgor has no Subsidiaries other than those listed on Schedule 5.01 to the Credit Agreement. Set forth on Schedule
5.01 to the Credit Agreement is a true, compete and accurate list of all Pledgor's Subsidiaries. All the information set forth on such Schedule is true, complete and accurate.

     (k)  None of the Pledged Shares constitutes margin stock.

     The foregoing representations and warranties shall survive the execution and delivery of this Agreement and shall be deemed restated automatically at each such time as any additional Pledged Collateral is delivered hereunder to the Agent.

SECTION 5.  Covenants.  In addition to the covenants of the Pledgor set forth in
            ---------
the Credit Agreement, which are incorporated herein by this reference, so long as any of the Secured Obligations remain unsatisfied or any Bank shall have any Commitment or any Letter of Credit shall be outstanding, the Pledgor agrees that:

     (a) The Pledgor, for itself and its successors and assigns, does hereby irrevocably waive and release all preemptive, first-refusal and other similar rights of the Pledgor to purchase any or all of the Pledged Shares upon any sale thereof by the Agent hereunder, whether such right to purchase arises under any of the Pledgor's Organization Documents, by agreement, by operation of law or otherwise.

     (b) The Pledgor warrants and covenants to defend the Agent's security interest in and to the Pledged Collateral against the claims and demands of all other Persons, and to appear in and defend any action, suit or proceeding which may affect its title to, or the Agent's security interest in, the Pledged Collateral.

     (c) The Pledgor agrees that it will not (i) sell, assign, transfer, surrender or otherwise dispose of, or grant any option, warrant or other right or interest with respect to, any of the Pledged Collateral, (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the Lien created by this Agreement, or (iii) enter into any shareholder agreement, voting agreement, voting trust, irrevocable proxies or any other similar agreement or instrument with respect to any Pledged Collateral.

     (d) The Pledgor shall, immediately upon its acquisition (directly or indirectly) of any Pledged Shares hereafter, pledge such shares hereunder pursuant to subsection 3(d) and deliver or otherwise cause the transfer of such shares to the Agent in accordance with subsection 3(a), (b) or (c), as applicable. The Pledgor shall not cause or permit any issuer of Pledged Shares to issue in favor of any Person other than the Pledgor any shares of capital stock or other equity securities.

     (e) The Pledgor shall pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Pledged Collateral.

     (f) The Pledgor will deliver promptly to the Agent and the other Lender Parties all reports and notices received by the Pledgor in its capacity as shareholder in respect of any Pledged Collateral.

SECTION 6.  Further Assurances.  The Pledgor agrees that at any time and from
            ------------------
time to time, at its own cost and expense, it will promptly procure, execute and deliver all further instruments, documents and agreements, and take all further action, that the Agent may request, in order to establish, maintain, preserve, protect and perfect the Pledged Collateral, any security interest granted or purported to be granted hereby and the priority of such security interest, or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, the Pledgor further agrees that it shall, concurrently with the execution of this Agreement and at any time and from time to time thereafter (a) procure, execute and deliver to the Agent all stock powers, endorsements, financing statements, assignments and other instruments of transfer requested by Agent, (b) deliver to the Agent immediately upon receipt the originals of all Pledged Shares and all certificates, instruments and other writings evidencing the Pledged Collateral, and (c) cause the Lien of the Agent to be recorded or registered in the books of any Clearing Corporation requested by the Agent.

SECTION 7.  Voting Rights; Dividends.
            -------------------------

     (a) So long as no Default or Event of Default shall exist or result therefrom (and, in the case of clause (i) below, so long as written notice has not been given by the Agent to the Pledgor at the instruction or with the consent of the Requisite Lenders):

          (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that the Pledgor shall not exercise or shall refrain from exercising any such right if, in the judgment of the Requisite Lenders, conveyed in writing, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof or the interest of the Agent therein, and, provided, further, that the Pledgor shall give the Agent at least five Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right.

          (ii) The Pledgor shall be entitled to receive and retain any and all dividends or distributions paid in respect of the Pledged Shares, in compliance with the terms of the Credit Agreement, except the following:

               (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Shares;

               (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus; and

                (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Shares;

                all of which shall be, and all of which shall be forthwith delivered to the Agent to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement and indemnity).

          (iii) The Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to clause (i) above and to receive the dividends or distributions which it is authorized to receive and retain pursuant to clause (ii) above.

     (b) Upon the occurrence and during the continuance of a Default or an Event of Default:

          (i) All rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to
Section 7(a)(i) above shall cease upon written notice thereof from the Agent, and all such rights shall thereupon become vested in the Agent, for its benefit and the ratable benefit of the other Lender Parties, who shall thereupon have the sole right to exercise such voting and other consensual rights.

          (ii) All rights of the Pledgor to receive the dividends or distributions which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) above shall cease, and all such rights shall thereupon become vested in the Agent, for its benefit and the ratable benefit of the other Lender Parties, who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends.

          (iii) All dividends or distributions which are received by the Pledgor contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of the Agent, for its benefit and the ratable benefit of the other Lender Parties, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement or indemnity).

          (iv) In order to permit the Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 7(b)(i) above, and to receive all dividends and distributions which it may be entitled to receive under Section 7(b)(ii) above, the Pledgor shall, if necessary, upon written notice of the Agent, from time to time execute and deliver to the Agent appropriate proxies, dividend payment orders and other instruments as the Agent may request.

SECTION 8.  Authorization; Agent Appointed Attorney-in-Fact.  The Agent shall
            -----------------------------------------------
have the right to, in the name of the Pledgor, or in the name of the Agent, or otherwise, without notice to or assent by the Pledgor, and the Pledgor hereby constitutes and appoints the Agent (and any of the Agent's officers, employees or agents designated by the Agent) as the Pledgor's true and lawful attorney-in-fact, with full power and authority to take any action and execute any and all endorsements, assignments, documents, instruments or UCC financing statements which the Agent may deem necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, (a) to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, (b) to perfect or continue perfected, maintain the priority of or provide notice of the Agent's security interest in the Pledged Collateral or (c) to maintain, protect, sell, assign, convey or otherwise transfer title in or dispose of the Pledged Collateral. The foregoing power of attorney is coupled with an interest and irrevocable so long as any Bank has any Commitment or any Letter of Credit remains outstanding or the Secured Obligations have not been paid and performed in full. The Pledgor hereby ratifies all that the Agent shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section.

SECTION 9.   Agent Performance of Pledgor's Obligations.  The Agent may perform
             ------------------------------------------
or pay any obligation which the Pledgor has agreed to perform or pay under or in connection with this Agreement, and the Pledgor shall reimburse the Agent on demand for any amounts paid by the Agent pursuant to Section 16(a). Except in cases where prompt action is required to minimize risk of loss, Agent will give Pledgor 2 Business Days notice before performing or paying a Pledgor obligation.

SECTION 10.  No Responsibility for Certain Actions.  Notwithstanding any
             -------------------------------------
provision contained in this Agreement, and other than as set forth in Section
79.2070 of the UCC, neither the Agent nor any Lender Party shall have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent or any Lender Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve any rights against any parties with respect to any Pledged Collateral. The Agent shall have no duty with respect to the custody, safekeeping and physical preservation of the Pledged Collateral in its possession other than as set forth in Section 79.2070 of the UCC.

SECTION 11.  Remedies in General.  Upon the occurrence and during the
             -------------------
continuance of an Event of Default:

     (a) The Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it under the Credit Agreement or any other Loan Document, all the rights and remedies of a secured party under the UCC and other applicable laws, and the Agent may also, without notice except as specified below, sell the Pledged Shares or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Shares regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives any claims against the Agent arising by reason of the fact that the price at which any Pledged Shares may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Agent accepts the first offer received and does not offer such Pledged Shares to more than one offeree.

     (b) If the Agent shall determine to exercise its right to sell all or any of the Pledged Shares pursuant to this Section, the Pledgor agrees that, upon request of the Agent, the Pledgor will, at its own expense:

          (i) execute and deliver and cause each issuer of Pledged Shares to execute and deliver all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Agent, advisable to register such Pledged Shares under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), in accordance with the intended method of distribution thereof, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") applicable thereto;


          (ii) qualify the Pledged Shares under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Shares in any state, as requested by the Agent;

          (iii) cause each issuer of Pledged Shares to enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are required in order to expedite or facilitate the disposition of such Pledged Shares, and will cause each issuer of Pledged Shares to furnish to the Agent an opinion or opinions of counsel to such Person and a comfort letter or comfort letters from such Person's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as Agent or the managing underwriter therefor requests, and will cause each issuer of Pledged Shares otherwise to comply with all applicable rules and regulations of the Commission, and make available to its security-holders, as soon as practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

          (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Shares or any part thereof valid and binding and in compliance with applicable law.

          The Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Agent or the Lender Parties by reason of the failure by the Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if the Pledgor shall fail to perform any of such covenants, the Agent shall be entitled to specific performance.

     (c) The Pledgor recognizes that, by reason of the aforementioned requirements and certain prohibitions contained in the Securities Act and applicable state securities laws, the Agent may, at its option, elect not to require the Pledgor to register the offering or sale of all or any part of the Pledged Shares under the provisions of the Securities Act and may therefore be compelled, with respect to any sale of all or any part of the Pledged Shares, to limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and notwithstanding such circumstances, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay the sale of any of the Pledged Shares for the period of time necessary to permit the Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Pledgor would agree to do so.

     (d) If the Agent determines to exercise its right to sell any or all of the Pledged Shares, upon written request, the Pledgor shall and shall cause, each of its Subsidiaries to, from time to time, furnish to the Agent all such information as the Agent may request in order to determine the number of shares and other instruments included in the Pledged Shares which may be sold by the Agent as exempt transactions under the Securities Act and rules of the Commission thereunder, as the same are from time to time in effect.

     (e) In connection with any disposition of the Pledged Shares, if the Agent elects to obtain the advice of an investment banking firm, such firm shall be selected by the Pledgor from among three nationally known investment banking firms which are member firms of the New York Stock Exchange, which three firms shall be proposed by the Agent to the Pledgor. Such selection by the Pledgor shall be made within five Business Days after receipt by the Pledgor of the names of the firms proposed by the Agent. In the absence of such selection by the Pledgor within such period, the Agent may select any one of such firms. The Pledgor agrees that the sale or other disposition of all or any part of the Pledged Shares in reliance on the advice of the investment banking firm so selected shall be deemed to be commercially reasonable under the UCC and otherwise proper.

     (f) The Pledgor shall indemnify and hold harmless the Agent, the Lender Parties and any underwriter or financial advisor to the Agent or the Lender Parties (and the officers, directors, shareholders, employees, attorneys, and agents of each of them), from and against any and all loss, liability, claim, damage and expense (including, without limitation, Attorney Costs) under the Securities Act, any "Blue Sky" law or otherwise insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statements of a material fact contained in a registration statement or prospectus or on any preliminary prospectus or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of the Agent, the Lender Parties or any underwriter or financial advisor or any other person or entity indemnified hereunder. This indemnification does not apply to losses, claims, damages, liabilities or expenses that are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the issuer of such Pledged Shares by the Agent or on the Agent's behalf expressly for use therein.

     (g) Any and all expenses which may be charged to or for the account of Agent or the Lender Parties hereunder, including brokers' or underwriters' commissions or discounts, financial advisory fees, accounting fees, Attorney Costs, costs of printing and other expenses of offering, sale, or transfer shall be reimbursed by or charged to the Pledgor pursuant to Section 16(a).

     (h) Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Shares shall be applied by the Agent as specified in Section 8.02(d) of the Credit Agreement.

SECTION 12.  Notices.  All notices or other communications hereunder shall be
             -------
given in the manner and to the addresses as specified, and shall be effective as provided, in the Credit Agreement.

SECTION 13.  Amendments; Waivers.  No amendment or waiver of any provision of
             -------------------
this Agreement, nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be made as provided in the Credit Agreement. No failure on the part of the Agent or any Lender Party to exercise, and no delay in exercising, any right, remedy, power or privilege here-under shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 14.  Cumulative Remedies.  The rights, powers and remedies of the Agent
             -------------------
under this Agreement are cumulative and shall be in addition to all rights, powers and remedies available to the Agent and the other Lender Parties pursuant to the Credit Agreement, the other Loan Documents and at law or in equity, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Agent's rights hereunder.

SECTION 15.  Certain Waivers.  The Pledgor waives, to the fullest extent
             ---------------
permitted by law, any right to require the Agent or the Lender Parties (i) to proceed against any Person, (ii) to exhaust any other collateral or security for any of the Secured Obligations, (iii) to pursue any remedy in the Agent's or any of the Lender Parties' power, or (iv) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Pledged Collateral.

SECTION 16.  Costs and Expenses; Indemnification; Other Charges.
             ---------------------------------------------------

     (a)  Costs and Expenses.  The Pledgor agrees to pay on demand:
          ------------------

          (i) the out-of-pocket costs and expenses of the Agent and any of its Affiliates, and the Agent's Attorney Costs, in connection with the negotiation, preparation, execution, delivery and administration of this Agreement, and any amendments, modifications or waivers of the terms thereof, and the custody of the Pledged Collateral; and

          (ii) all costs and expenses of the Agent and its Affiliates, including Attorney Costs, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the custody or preservation, protection, sale or collection of, or other realization upon, any of the Pledged Collateral, including all expenses of taking, collecting, holding, sorting, handling, pre-paring for sale, selling, or the like, and other such expenses of sales and collections of Pledged Collateral, and any and all losses, costs and expenses sustained by the Agent as a result of any failure by the Pledgor to perform or observe its obligations contained herein.

     (b)  Indemnification.  In addition to the agreement to indemnify contained
          ---------------
in subsection 11(f), the Pledgor hereby agrees to indemnify the Agent, the Lender Parties, any Affiliate of any of them, and their respective directors, officers, employees, agents, counsel and other advisors (each an "Indemnified Person") against, and hold each of them harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including Attorney Costs, to an Indemnified Person, which may be imposed on, incurred by, or asserted against any Indemnified Person, in any way relating to or arising out of this Agreement or the transactions contemplated hereby or any action taken or omitted to be taken by it hereunder (the "Indemnified Liabilities"); provided that the Pledgor shall not be liable to any Indemnified Person for any portion of such Indemnified Liabilities to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct. If and to the extent that the foregoing indemnification is for any reason held unenforceable, the Pledgor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     (c)  Other Charges.  The Pledgor agrees to indemnify the Agent against and
          -------------
hold it harmless from any and all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments and other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of this Agreement.

     (d)  Interest.  Any amounts payable to the Agent under this Section or
          --------
otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the Default Rate.

SECTION 17.  Binding Effect; Transferability; No Third-Party Beneficiaries. This
             -------------------------------------------------------------
Agreement shall be binding upon, inure to the benefit of and be enforceable by the Pledgor and the Agent, and their respective successors and assigns, provided, however, that the Pledgor may not assign any of its rights hereunder or interests herein without the written consent of the Agent and the Requisite Lenders. The Pledgor acknowledges that upon any assignment or other transfer by the Agent or any other Lender Party of any of the Secured Obligations, the Agent or such other Lender Party may transfer its interest herein, or any part thereof, to the assignee or transferee, who shall thereupon become vested with all the rights, remedies, powers, security interests and liens herein granted to the Agent or such other Lender Party, or the transferred part thereof, subject, however, to the restrictions contained in the Credit Agreement. No Persons other than the Pledgor, the Lender Parties, the Agent and the respective assignees of the Lender Parties and the Agent are intended to be benefited hereby or shall have any rights hereunder, as third-party beneficiaries or otherwise.

SECTION 18.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
             -------------
IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF OREGON, EXCEPT TO THE EXTENT THAT, BY REASON OF MANDATORY PROVISIONS OF LAW, ANY OR ALL OF THE ATTACHMENT, PERFECTION OR PRIORITY OF THE SECURITY INTEREST IN ANY PLEDGED COLLATERAL IS GOVERNED BY THE LAW OF ANOTHER JURISDIC-TION, PROVIDED THAT THE AGENT SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

SECTION 19.  Entire Agreement.  This Agreement contains the entire agreement of
             ----------------
the parties with respect to the subject matter hereof.

SECTION 20.  Severability.  Whenever possible, each provision of this Agreement
             ------------
shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

SECTION 21.  Counterparts.  This Agreement may be executed in any number of
             ------------
counterparts and by different parties hereto in separate counter-parts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

SECTION 22.  Incorporation of Provisions of the Credit Agreement.  To the extent
             ---------------------------------------------------
the Credit Agreement contains provisions of general applicability to the Loan Documents, including any such provisions contained in Section X thereof, such provisions are incorporated herein by this reference.

SECTION 23.  No Inconsistent Requirements.  The Pledgor acknowledges that this
             ----------------------------
Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

SECTION 24.  Continuing Security Interest; Termination.  This Agreement shall
             -----------------------------------------
create a continuing security interest in the Pledged Collateral and shall apply to all past, present and future Secured Obligations, including Secured Obligations that arise under transactions that continue any Secured Obligation, increase or decrease any Secured Obligation, or from time to time create new Secured Obligations after all or any prior Secured Obligations have been satisfied. Upon termination of the Commitments of the Banks under the Loan Documents, the surrender of any Letters of Credit issued by any Issuer for the account of the Pledgor, and the payment and performance in full of all Secured Obligations, the security interests granted under this Agreement shall terminate and the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof. Notwithstanding the foregoing, the obligations of the Pledgor under Sections 11(f) and 16 shall survive such termination.

          IN WITNESS WHEREOF, the Pledgor has executed this Agreement as of the day and year first above written.

                                        FLIR SYSTEMS, INC.


                                        By:  __________________________
                                        Title:  __________________________


                                        By:  __________________________
                                        Title:  __________________________


Accepted:

BANK OF AMERICA, N.A., as Agent


By: ______________________________
Title: ___________________________

                                  SCHEDULE 1
                                      TO
                               PLEDGE AGREEMENT

  Name of                                                 Number of      Number of
  Pledged    Jurisdiction of   Class of     Number of       Shares      Shares Owned
Subsidiary    Incorporation     Stock     Shares Issued   Outstanding    by Pledgor

                                  SCHEDULE 2
                                      TO
                               PLEDGE AGREEMENT

                          PLEDGE AGREEMENT SUPPLEMENT


     This Pledge Agreement Supplement, dated as of _____________________, is delivered pursuant to Section 3(d) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Agreement Supplement may be attached to the Pledge Agreement, dated as of December 16, 1999 (as amended, restated, modified, renewed, supplemented or extended from time to time, the "Pledge Agreement"; the terms defined therein and not otherwise defined herein being used as therein defined), made by the undersigned in favor Bank of America, N.A., as Agent for the Lender Parties referred to therein, and that the shares of capital stock or other equity securities listed on this Pledge Agreement Supplement shall be and become part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all Secured Obligations.

     The undersigned agrees that the shares of capital stock and other equity securities listed below shall for all purposes constitute Pledged Collateral and shall be subject to the security interest created by the Pledge Agreement.

     The undersigned hereby certifies that the representations and warranties set forth in Section 4 of the Pledge Agreement are true and correct with respect to the Pledged Shares listed below on and as of the date hereof.

                                   FLIR SYSTEMS, INC.


                                   By:  _____________________________
                                   Title:  __________________________


                                   By:  _____________________________
                                   Title:  __________________________


Accepted:

BANK OF AMERICA, N.A., as Agent

By: ________________________________
Title: _____________________________